Exhibit 99.2

Q1 2012 Earnings Call January 25, 2012

Forward-Looking Statements and Non-GAAP Measures Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results, dividends and our planned acquisition of Deutsch Group SAS (“Deutsch”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications, computer and consumer electronics industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the acquisition of Deutsch may not be consummated; the risk that a regulatory approval that may be required for the Deutsch acquisition is not obtained or is obtained subject to conditions that are not anticipated; the risk that Deutsch’s operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Deutsch acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2011 as well as in our Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Summary First Quarter Sales of $3.3 billion; Adjusted EPS of $0.66; Free cash flow $85 million Results below guidance of $3.4 to $3.5 billion sales; Adjusted EPS of $0.68 to $0.72 Additional weakness in European industrial and infrastructure markets, North American telecom carrier spending and channel inventory adjustments Solid results in Transportation Solutions segment Adjusted operating margins > 12% Outlook Expect second quarter sales and adjusted EPS similar to first quarter Expect improvement in second half of fiscal year Seasonal improvement in CIS and Networks Distributor demand improves with completion of inventory correction Deutsch acquisition progressing as planned Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

Q1 Revenue Summary ($ in Millions) Q4 FY11 Y/Y Q/Q Segment Q1 FY12 13 Weeks Q1 FY11 Change Change Transportation Solutions $1,405 $1,423 $1,311 7% (1%) Communications & Industrial Solutions 1,075 1,252 1,223 (12%) (14%) Network Solutions 829 959 666 25% (14%) Total $3,309 $3,634 $3,200 3% (9%) Consumer vs. Industrial/ Infrastructure Markets Consumer $1,572 $1,614 $1,544 2% (3%) Percent of Total 48% 44% 48% Industrial/ Infrastructure 1,737 2,020 1,656 5% (14%) Percent of Total 52% 56% 52% Total $3,309 $3,634 $3,200 3% (9%) Q4 FY11 Revenue Including Additional Week $3,911

Transportation Solutions Automotive Organic sales growth by region Americas up 12% Asia up 14%, China up 13% EMEA down 1% Global OEM production of ~20 million vehicles, up 1% vs. prior year Aerospace, Defense & Marine Solid growth in commercial aerospace and oil & gas markets Military stable Share gains Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Q1 Q1 Actual Organic Revenue Summary: FY12 FY11 Growth Growth ($ in Millions) Automotive $1,234 $1,154 7% 7% Aerospace, Defense & Marine 171 157 9% 9% Transportation Solutions $1,405 $1,311 7% 7%

Communications & Industrial Solutions (CIS) Appliance Softness driven by continued weak new home construction and reduction of incentives in China Touch Solutions Strong sales to medical and retail markets Industrial Distributor inventory adjustments Softness in EMEA and Japan Consumer Devices Declines year-over-year driven by low penetration in the smartphone market Weak PC market Data Communications Distributor & OEM inventory adjustments Weakness in telecom spending Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Q1 Q1 Actual Organic Revenue Summary: FY12 FY11 Growth Growth ($ in Millions) Industrial $315 $368 (14)% (15)% Consumer Devices 283 316 (10)% (12)% Data Communications 212 262 (19)% (20)% Appliance 164 192 (15)% (15)% Touch Solutions 101 85 19% 18% Communications & Industrial Solutions $1,075 $1,223 (12)% (13)%

Network Solutions Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Energy Softness in EMEA offsets solid demand in North America Subsea Communications Revenue in-line with guidance Telecom Networks Reduced carrier spending – on an organic basis, North America down 25% sequentially; EMEA down 11% sequentially Enterprise Networks Strength in data center growth partially offset by softness in office networks Incremental ADC Impact: Telecom Networks $148 million, Enterprise Networks $37 million Q1 Q1 Actual Organic Revenue Summary: FY12 FY11 Growth Growth ($ in Millions) Telecom Networks $336 $192 75% (1)% Energy 196 205 (4)% (4)% Enterprise Networks 166 126 32% 5% Subsea Communications 131 143 (8)% (9)% Network Solutions $829 $666 25% (3)%

Q1 Financial Summary ($ in Millions, except per share amounts) Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. Q1 FY12 Q4 FY11 Q4 FY11 Q1 FY11 13 weeks 14 weeks Net Sales $3,309 $3,634 $3,911 $3,200 Operating Income $378 $412 $465 $400 Restructuring & Other Charges 19 62 62 4 Acquisition Related Charges 4 23 23 59 Adj. Operating Income $401 $497 $550 $463 Operating Margin 11.4% 11.3% 11.9% 12.5% Adjusted Operating Margin 12.1% 13.7% 14.1% 14.5% GAAP Earnings Per Share $0.59 $0.67 $0.75 $0.60 Restructuring & Other Charges 0.03 0.10 0.10 0.01 Acquisition Related Charges 0.01 0.04 0.04 0.13 Tax Items 0.04 - - - Adjusted EPS $0.66 $0.81 $0.89 $0.73

Q1 Operating Results Adjusted Gross Margin Performance Gross margin percentage slightly lower due to sales volume below guidance Expect Q2 adjusted gross margin of 30%+ Operating Expense Performance Expect Q2 RD&E of ~5.5% and SG&A of ~12.5% as percent of sales Adjusted Gross Margin Percentage is a non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions) Adjusted Gross Margin Percentage 23% 25% 27% 29% 31% 33% 35% 29.1% 24.7% 31.3% 31.2% 29.7% FY 2008 FY 2009 FY 2010 FY 2011 Q1 FY12 Operating Expenses Q1 FY12 Q1 FY11 RD&E $184 $163 SG&A 398 402 Total $582 $565 % of Sales RD&E 5.6% 5.1% SG&A 12.0% 12.6%

Q1 Other Items Net Interest Expense Expect increase to ~$36 million in Q2 due to initial funding related to the planned Deutsch acquisition Other Income, Net Relates to Tax Sharing Agreement Expect ~$9 million in Q2 Income Taxes on Adjusted Income Expect 26% adjusted tax rate for Q2 Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions) Q1 FY12 Q1 FY11 Interest Expense, Net $(33) $(30) Other Income, Net $1 $12 Income Tax Expense $(92) $(113) Effective Tax Rate 27% 30% Adj. Income Tax Expense $(83) $(114) Adj. Effective Tax Rate 23% 26%

Q1 Free Cash Flow and Working Capital Cash from continuing operations up 36% versus prior year Capital spending of ~4% of sales in Q1 Expect spending of 4 to 5% of sales in FY12 Working capital at targeted levels Expect FY12 Free Cash Flow to Approximate Net Income ($ in Millions) Free Cash Flow is a non-GAAP measure; see Appendix for description. Q1 FY12 Q1 FY11 Cash from Continuing Operations $210 $154 Capital Expenditures (130) (117) Proceeds from Sale of PP&E 5 8 Free Cash Flow $85 $45 Cash Taxes $53 $8 A/R - $ $2,241 $2,421 Days Sales Outstanding 61 68 Inventory (ex. CIP) - $ $1,831 $1,727 Days on Hand 71 71 Accounts Payable - $ $1,393 $1,485 Days Outstanding 54 61

Q1 Liquidity and Cash ($ in Millions) Dividends $0.18 per share paid in December Board approved recommendation that shareholders approve quarterly dividend increase of 17% to $0.21 per share effective Q3 FY 2012 Issued commercial paper related to planned Deutsch acquisition Expect net payment of $70 million related to partial settlement of pre-separation tax matters during the remainder of FY12 Free Cash Flow is a non-GAAP measure; see Appendix for description. Q1 FY12 Q1 FY11 Beginning Cash Balance $1,219 $1,990 Free Cash Flow 85 45 Dividends (77) (71) Share repurchases (17) (45) Net increase (decrease) in commercial paper 179 (100) Proceeds from long-term debt - 249 Acquisition, net of cash acquired - (717) Other 1 56 Ending Cash Balance $1,390 $1,407

Q1 Orders Summary ($ in Millions) Segment Q1 FY12 Q4 FY11 13 Weeks Q1 FY11 Y/Y Change Q/Q Change Transportation Solutions $1,420 $1,446 $1,397 2% (2)% Book to Bill 1.01 1.02 1.07 Communications & Industrial Solutions 1,020 1,088 1,216 (16)% (6)% Book to Bill 0.95 0.87 0.98 Network Solutions Excl. Subsea Communications 674 779 540 25% (13)% Book to Bill 0.97 0.94 1.03 Total Excluding Subsea Communications 3,114 3,313 3,153 (1)% (6)% Book to Bill 0.98 0.95 1.03 Subsea Communications 40 81 23 Total $3,154 $3,394 $3,176 (1)% (7)% Book to Bill 0.95 0.93 0.99

Q2 & FY12 Outlook^

Q2 FY12 Outlook

($ in Millions, except per share amounts)

Sales	$3,300	to	$3,400
Growth vs Prior Year:			
Actual	(5%)		(2%)
Organic*	(3%)		-
Adjusted EPS*	$0.64	to	$0.68
Growth vs Prior Year	(10%)		(4%)

Fx sales headwind of ~$60 million vs. prior year (~200 bps)

Transportation Solutions up ~3% year on year

- ✓ Estimated auto production of ~20 million vehicles and improved commercial air market

Network Solutions down ~4% year on year

- ✓ Slower spending by North American carriers
- ✓ Subsea Communications sales ~$130 million versus $149 million in Q2 FY11

CIS down ~10% year on year

- ✓ Continued demand weakness and distributor inventory corrections

FY12 Outlook

($ in Millions, except per share amounts)

Sales	$13,750	to	$14,250
Growth vs Prior Year:			
Actual	(4%)		-
Organic*	(1%)		2%
Adjusted EPS*	$2.90	to	$3.10
Growth vs 52 week Prior Year	(4%)		2%

Fx sales headwind of ~$300 million vs. prior year (~200 bps)

Transportation Solutions

- ✓ Estimated auto production of ~80 million vehicles
- ✓ Improved commercial air market; Defense market flat

Network Solutions

- ✓ Global broadband infrastructure investment flat vs. 2011
- ✓ Energy growth driven by continued network investments
- ✓ Subsea Communications sales of ~$600 million
- ✓ Expect 2nd half improvement; flat vs. 2nd half 2011

CIS

- ✓ Distributor & OEM inventory corrections completed in 1st half
- ✓ Expect 2nd half improvement; flat vs. 2nd half 2011

^ Assumes current commodity and currency exchange rates and does not include the impact of the planned Deutsch acquisition

* Organic sales growth and Adjusted EPS are non-GAAP measures; see Appendix for description.

page 14 / January 2012

FY12 Outlook



$4.0
$3.8
$3.5
$3.3
$3.0
Revenue ($ in Billions)
Q4 Prior Year*
Q1
Q2
Q3
Q4
• Expect normal seasonality in second half of FY12
• Second half of FY12 about flat versus prior year excluding Fx impact
Prior FY12 Guidance Midpoint
Current FY12 Guidance Midpoint
FY11 Results

($ in Billions)

Current Revenue Guidance versus:

	Prior FY12 Guidance	FY11
	$14.6	$14.0*
Fx	(0.2)	(0.3)
ADC	-	0.2
Volume	(0.4)	0.1
FY12 Guidance Midpoint	**$14.0**	**$14.0**

	First Half FY12	Second Half FY12	FY12
Revenue Midpoint	**~$6.6**	**~$7.4**	**~$14.0**
Adj. Operating Margin Midpoint	**~12%**	**~14%**	**~13%**
Adj. EPS Midpoint	**~$1.32**	**~$1.68**	**$3.00**

*Excludes the impact of the additional week in the fourth quarter of fiscal 2011.

Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

TE connectivity page 15 / January 2012

Q & A

Appendix

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” “Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates, acquisitions and divestitures, if any, and an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity and the impact of an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We present gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges, if any ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it better reflects our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles

Non-GAAP Measures (cont.) We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of our cash generation which is free from any significant existing obligation. It also is a significant component in our incentive compensation plans. The difference between cash flows from operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. FCF permits management and investors to gain insight into the amount that management employs to measure cash that is free from any significant existing obligation. The difference reflects the impact from net capital expenditures, voluntary pension contributions, and special items, if any. Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and pre-separation litigation payments, also are considered by management in evaluating free cash flow. We believe investors should consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items.

Non-GAAP Measures (cont.) FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The limitation associated with using FCF is that it subtracts cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and that therefore may imply that there is less or more cash that is available for the company's programs than the most comparable GAAP measure. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures.

Net Sales Growth Reconciliation – Q1 12 vs. Q1 11

	Change in Net Sales for the Quarter Ended December 30, 2011 versus Net Sales for the Quarter Ended December 24, 2010						Percentage of Segment's Total Net Sales for the Quarter Ended December 30, 2011
	Organic (1)		Translation (2)	Acquisition	Total		
	($ in millions)						
Transportation Solutions (3):							
Automotive	$ 76	6.5 %	$ 4	$ -	$ 80	6.9 %	88 %
Aerospace, Defense, and Marine	14	9.1	-	-	14	8.9	12
Total	90	6.8	4	-	94	7.2	100 %
Communications and Industrial Solutions (3):							
Industrial	(55)	(15.1)	2	-	(53)	(14.4)	29
Consumer Devices	(37)	(11.6)	4	-	(33)	(10.4)	26
Data Communications	(52)	(19.7)	2	-	(50)	(19.1)	20
Appliance	(28)	(15.0)	-	-	(28)	(14.6)	15
Touch Solutions	15	17.7	1	-	16	18.8	10
Total	(157)	(12.9)	9	-	(148)	(12.1)	100 %
Network Solutions (3):							
Telecom Networks	(2)	(1.1)	(2)	148	144	75.0	40
Energy	(8)	(4.0)	(1)	-	(9)	(4.4)	24
Enterprise Networks	6	4.9	(3)	37	40	31.7	20
Subsea Communications	(12)	(8.5)	-	-	(12)	(8.4)	16
Total	(16)	(2.6)	(6)	185	163	24.5	100 %
Total	$ (83)	(2.6) %	$ 7	$ 185	$ 109	3.4 %	

(1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 21 / January 2012

Net Sales Growth Reconciliation – Q1 12 vs. Q4 11

	Change in Net Sales for the Quarter Ended December 30, 2011 versus Net Sales for the Quarter Ended September 30, 2011						Percentage of Segment's Total Net Sales for the Quarter Ended December 30, 2011
	Organic [1]		Translation [2]	Impact of 14th Week [3]	Total		
	($ in millions)						
Transportation Solutions [4]:							
Automotive	$ 35	2.6 %	$ (38)	$ (102)	$ (105)	(7.8) %	88 %
Aerospace, Defense, and Marine	(12)	(6.3)	(3)	(10)	(25)	(12.8)	12
Total	23	1.5	(41)	(112)	(130)	(8.5)	100 %
Communications and Industrial Solutions [4]:							
Industrial	(70)	(16.9)	3	(30)	(97)	(23.5)	29
Consumer Devices	(23)	(6.9)	-	(23)	(46)	(14.0)	26
Data Communications	(46)	(16.7)	(2)	(16)	(64)	(23.2)	20
Appliance	(29)	(13.9)	(1)	(14)	(44)	(21.2)	15
Touch Solutions	(8)	(7.0)	(1)	(8)	(17)	(14.4)	10
Total	(176)	(13.0)	(1)	(91)	(268)	(20.0)	100 %
Network Solutions [4]:							
Telecom Networks	(77)	(17.0)	(2)	(34)	(113)	(25.2)	40
Energy	(31)	(12.5)	(5)	(14)	(50)	(20.3)	24
Enterprise Networks	(9)	(4.8)	(6)	(16)	(31)	(15.7)	20
Subsea Communications	-	-	-	(10)	(10)	(7.1)	16
Total	(117)	(11.3)	(13)	(74)	(204)	(19.7)	100 %
Total	$ (270)	(6.9) %	$ (55)	$ (277)	$ (602)	(15.4) %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, the impact of changes in foreign currency exchange rates, and the impact of an additional week in the fourth quarter of fiscal 2011. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Represents the impact of an additional week in the fourth quarter of fiscal 2011.

[4] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 22 / January 2012

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2011 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 223 $ 4 $ (4) $ - $ 223 $ Communications and Industrial Solutions 76 - 17 - 93 Network Solutions 79 - 6 - 85 Total 378 $ 4 $ 19 $ - $ 401 $ Operating Margin 11.4% 12.1% Income Tax Expense (92) $ - $ (8) $ 17 $ (83) $ Effective Tax Rate 26.6% 22.5% Income from Continuing Operations Attributable to TE Connectivity Ltd. 252 $ 4 $ 11 $ 17 $ 284 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.59 $ 0.01 $ 0.03 $ 0.04 $ 0.66 $ (2) See description of non-GAAP measures contained in this appendix. (1) Primarily relates to income tax expense associated with certain non-U.S tax rate changes. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 24, 2010 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) Operating Income: Transportation Solutions 189 $ - $ 1 $ 190 $ Communications and Industrial Solutions 181 - 3 184 Network Solutions 30 59 - 89 Total 400 $ 59 $ 4 $ 463 $ Operating Margin 12.5% 14.5% Income Tax Expense (113) $ - $ (1) $ (114) $ Effective Tax Rate 29.6% 25.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 268 $ 59 $ 3 $ 330 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.60 $ 0.13 $ 0.01 $ 0.73 $ Adjustments ($ in millions, except per share data) (1) Includes $35 million of restructuring charges, $17 million of ADC acquisition and integration costs, and $7 million of non-cash amortization associated with fair value adjustments to acquired inventories and customer order backlog recorded in cost of sales. (2) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 25, 2011 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) Operating Income: Transportation Solutions 211 $ - $ (6) $ 205 $ Communications and Industrial Solutions 146 - 1 147 Network Solutions 48 48 1 97 Total 405 $ 48 $ (4) $ 449 $ Operating Margin 11.7% 12.9% Income Tax Expense (74) $ (26) $ - $ (100) $ Effective Tax Rate 19.8% 23.9% Income from Continuing Operations Attributable to TE Connectivity Ltd. 299 $ 22 $ (4) $ 317 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.67 $ 0.05 $ (0.01) $ 0.71 $ (1) Includes $30 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $17 million of restructuring charges, and $1 million of ADC acquisition and integration costs. (2) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2011 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) Operating Income: Transportation Solutions 237 $ - $ 4 $ 241 $ Communications and Industrial Solutions 103 - 57 160 Network Solutions 125 23 1 149 Total 465 $ 23 $ 62 $ 550 $ Operating Margin 11.9% 14.1% Income Tax Expense (115) $ (7) $ (17) $ (139) $ Effective Tax Rate 26.0% 26.4% Income from Continuing Operations Attributable to TE Connectivity Ltd. 326 $ 16 $ 45 $ 387 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.75 $ 0.04 $ 0.10 $ 0.89 $ (2) See description of non-GAAP measures contained in this appendix. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2011 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 848 $ - $ (14) $ - $ 834 $ Communications and Industrial Solutions 564 - 76 - 640 Network Solutions 329 142 5 - 476 Total 1,741 $ 142 $ 67 $ - $ 1,950 $ Operating Margin 12.2% 13.6% Income Tax Expense (376) $ (36) $ (20) $ (35) $ (467) $ Effective Tax Rate 23.1% 25.2% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,248 $ 106 $ 47 $ (21) $ 1,380 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.82 $ 0.24 $ 0.11 $ (0.05) $ 3.12 $ (3) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) (1) Includes $82 million of restructuring charges, $41 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of ADC acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Adjustments

Gross Margin & Gross Margin Percentage Reconciliation September 26, September 25, September 24, September 30, December 30, 2008 2009 2010 2011 2011 ($ in millions) Net sales 14,373 $ 10,256 $ 12,070 $ 14,312 $ 3,309 $ Cost of sales 10,200 7,720 8,293 9,890 2,326 Gross margin 4,173 2,536 3,777 4,422 983 Gross margin percentage 29.0% 24.7% 31.3% 30.9% 29.7% Restructuring and Other Charges, Net 9 (2) (3) - - Acquisition Related Charges - - - 41 - Adjusted gross margin (1) 4,182 $ 2,534 $ 3,774 $ 4,463 $ 983 $ Adjusted gross margin percentage (1) 29.1% 24.7% 31.3% 31.2% 29.7% (1) See description of non-GAAP measures contained in this appendix. For the Quarter Ended For the Years Ended

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the 13 Week Quarter Ended September 30, 2011 Adjustment Acquisition Restructuring 14 Weeks 13 Weeks 14 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) 14th Week (Non-GAAP) (3) Operating Income 465 $ 23 $ 62 $ 550 $ (53) $ 497 $ Operating Margin 11.9% 14.1% 13.7% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.75 $ 0.04 $ 0.10 $ 0.89 $ (0.08) $ 0.81 $ (2) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) Adjustments (3) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the 52 Week Year Ended September 30, 2011 Adjustment Acquisition Restructuring 53 Weeks 52 Weeks 53 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net Tax Items (2) (Non-GAAP) (3) 53rd Week (Non-GAAP) (4) Operating Income 1,741 $ 142 $ 67 $ - $ 1,950 $ (53) $ 1,897 $ Operating Margin 12.2% 13.6% 13.5% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.82 $ 0.24 $ 0.11 $ (0.05) $ 3.12 $ (0.08) $ 3.03 $ (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (1) Includes $82 million of restructuring charges, $41 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of ADC acquisition and integration costs. (4) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. ($ in millions, except per share data) Adjustments (3) See description of non-GAAP measures contained in this appendix.